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                                                                  Exhibit 23 (a)



We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated May 16, 2001, in Pre-effective amendment No. 1 to the Registration Statement on Form S-11 and related Prospectus of Huntington Preferred Capital, Inc. for the registration of 2,000,000 shares of its Noncumulative Exchangeable Perpetual Preferred Securities.

                                        /s/ ERNST & YOUNG LLP


Columbus, Ohio
May 30, 2001